UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2011 (June 8, 2011)
DEVON ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-32318	73-1567067
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification Number)

20 NORTH BROADWAY, OKLAHOMA CITY, OK	73102
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (405) 235-3611
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On June 8, 2011, the Board of Directors of Devon Energy Corporation (“Devon”) adopted new Bylaws. The principal change effected by the adoption of the new Bylaws was to amend Article IX, Section 1 of the Bylaws to replace “66 2/3%” with “majority” to conform with the amendment provisions in the Company’s Amended and Restated Certificate of Incorporation.
In addition to the amendment described above, adoption of the new Bylaws effected various changes to clarify language and make other technical corrections and non-substantive modifications.
The Bylaws reflecting these changes are filed as Exhibit 3.1 to this report.
Item 5.07 Submission of Matters to a Vote of Security Holders
     The Annual Meeting of Stockholders was held in Oklahoma City, Oklahoma on Wednesday, June 8, 2011. In connection with the meeting, proxies for the meeting were solicited pursuant to the Securities Exchange Act of 1934. The following are the voting results on proposals considered and voted upon at the meeting, all of which were described in Devon’s 2011 Proxy Statement.
     1. Eight Directors were elected to serve on Devon’s Board of Directors for a term expiring in 2012. The vote tabulation with respect to the nominees is as follows:

	VOTES	AUTHORITY	BROKER
NOMINEE	FOR	WITHHELD	NON-VOTES

Robert H. Henry	298,931,687	35,118,260	38,590,766
John A. Hill	319,445,304	14,604,643	38,590,766
Michael M. Kanovsky	296,076,960	37,972,987	38,590,766
Robert A. Mosbacher, Jr.	322,115,928	11,934,019	38,590,766
J. Larry Nichols	324,069,472	9,980,475	38,590,766
Duane C. Radtke	326,267,553	7,782,394	38,590,766
Mary P. Ricciardello	331,008,717	3,041,230	38,590,766
John Richels	326,923,331	7,126,616	38,590,766

2.	The Board proposal seeking a non-binding advisory vote on our executive compensation was approved. The results of the vote are as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES

189,706,797	143,123,245	1,219,905	38,590,766

     3. The Board proposal seeking a non-binding advisory vote of the stockholders on the frequency of advisory votes on executive compensation was approved in favor of one year as the frequency. The results of the vote are as follows:

ONE YEAR	TWO YEARS	THREE YEARS	VOTES ABSTAINED	BROKER NON-VOTES

283,685,459	853,222	48,328,748	1,182,518	38,590,766
Of the total votes cast, 84.92% voted for a frequency of one year, 0.25% voted for a frequency of two years and 14.46% voted for a frequency of three years. Based on these results, and consistent with the Board’s recommendation to Devon’s stockholders in connection with such vote, the Board has determined that, until the next vote on the frequency of holding advisory votes on executive compensation, Devon will hold a non-binding advisory vote on executive compensation every year. In accordance with the United States Securities and Exchange Commission regulations, Devon must hold votes on the frequency of holding such advisory votes at least once every six years.
     4. The Board proposal to amend the Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions was approved. The results of the vote are as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES

367,350,836	4,850,628	439,249	0
     5. The Board proposal to amend and restate the Restated Certificate of Incorporation to Remove Unnecessary and Outdated Provisions was approved. The results of the vote are as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES

371,518,791	718,146	403,776	0
     6. The appointment of KPMG LLP as the Company’s Independent Auditors for 2011 was ratified. The results of the vote are as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES

366,537,877	5,431,357	671,479	0
     7. A shareholder proposal for Shareholder Action by Written Consent was approved. The results of the vote are as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES

202,200,166	130,867,137	982,644	38,590,766

Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description

Exhibit 3.1	Bylaws of Devon Energy Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEVON ENERGY CORPORATION
By:	/s/ Carla D. Brockman
Carla D. Brockman
Vice President Corporate Governance and Secretary

Date: June 9, 2011